UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2011

AMERICAN LITHIUM MINERALS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-132648	71-1049972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 King St. West, Suite 3650 Toronto, Ontario, Canada	M5X 1A9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 416.214.5640

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sale of Equity Securities

On September 15, 2011, we issued 451,852 common shares each to one (1) consultant in consideration of certain investor relations and publicity services provided during 2011. We issued the securities to one (1) U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LITHIUM MINERALS INC.

/s/ Hugh Aird
Hugh Aird
Chairman, CEO and CFO

Date: September 28, 2011